                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            FOUNDATION BANCORP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

       1)  Title of each class of securities to which transaction applies:

           -------------------------------------------------------------------

       2)  Aggregate number of securities to which transaction applies:

           -------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           -------------------------------------------------------------------

       4)  Proposed maximum aggregate value of transaction:

           -------------------------------------------------------------------

       5)  Total fee paid:

           -------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           ---------------------------------------------

       2)  Form, Schedule or Registration Statement No.:

           ---------------------------------------------

       3)  Filing Party:

           ---------------------------------------------

       4)  Date Filed:

           ---------------------------------------------

                            FOUNDATION BANCORP, INC.
                                25 GARFIELD PLACE
                             CINCINNATI, OHIO 45202
                                 (513) 721-0120

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 2000 Annual Meeting of Shareholders of Foundation Bancorp, Inc. (the "Company") will be held at The Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio, 45202, on October 24, 2000, at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         1. To elect three directors of the Company for terms expiring in 2002;

         2. To ratify the selection of Clark, Schaefer, Hackett & Co. as the auditors of the Company for the current fiscal year; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of the Company of record at the close of business on August 31, 2000, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Giving a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                        By Order of the Board of Directors




Cincinnati, Ohio                        Laird L. Lazelle
September 7, 2000

                            FOUNDATION BANCORP, INC.
                                25 GARFIELD PLACE
                             CINCINNATI, OHIO 45202
                                 (513) 721-0120

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Foundation Bancorp, Inc. (the "Company") for use at the 2000 Annual Meeting of Shareholders of the Company to be held at the Pompador Room, The Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio 45202, on October 24, 2000, at 1:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by executing a later dated proxy which is received by the Company before the Proxy is exercised or by giving notice of revocation to the Company in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke the Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the reelection of Ruth C. Emden, Paul L. Silverglade and Ivan J. Silverman as directors of the Company for terms expiring in 2002; and

                  FOR the ratification of the selection of Clark, Schaefer, Hackett & Co. ("Clark, Schaefer") as the auditors of the Company for the current fiscal year.

         The Proxies may be solicited by the directors, officers and other employees of the Company and Foundation Savings Bank ("Foundation"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxy will not be used for any other meeting. The cost of soliciting the Proxies will be borne by the Company.

         Only shareholders of record as of the close of business on August 31, 2000 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. The Company's records disclose that, as of the Voting Record Date, there were 462,875 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of the Company on or about September 15, 2000.

                                  VOTE REQUIRED


         Under Ohio law and the Company's Code of Regulations, the three nominees receiving the greatest number of votes will be elected as directors. Shares held by a nominee for a beneficial owner which are represented in person or by proxy but not voted with respect to the election of directors and shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy.

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Clark, Schaefer as the auditors of the Company for the current fiscal year. The effect of an abstention is, therefore, the same as a "no" vote. If the accompanying Proxy is signed and dated by the shareholder but no vote or instruction to abstain is specified thereon, however, the shares represented by the Proxy will be voted FOR the ratification of the selection of Clark, Schaefer as the auditors of the Company for the current fiscal year.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the only persons known to the Company to own beneficially more than five percent of the outstanding common shares of the Company as of August 31, 2000:

                                       Amount and Nature of           Percent of
Name and Address                       Beneficial Ownership       Shares Outstanding
----------------                       --------------------       ------------------
Foundation Bancorp, Inc.
  Employee Stock Ownership Plan
1201 Broadway                                37,030 (1)                  8.00%
Quincy, Illinois 62301

Laird L. Lazelle
25 Garfield Place                            42,690 (2)                  9.00%
Cincinnati, Ohio 45202

------------------------

  (1) Consists of the shares held by First Bankers Trust Company, N.A., as the Trustee for the Foundation Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power over shares that have not been allocated to an ESOP participant and shares that have been allocated to an ESOP participant but as to which no voting instructions are given by the recipient. The Trustee has limited shared investment power over all ESOP shares.

  (2) Includes 7,273 common shares allocated to Mr. Lazelle's ESOP account, with respect to which Mr. Lazelle has voting power; 11,500 shares that may be acquired upon the exercise of an option; and 11,517 shares owned by Mr. Lazelle's spouse.

         The following table sets forth certain information regarding the number of common shares of the Company beneficially owned by each director and by all directors and executive officers of the Company as a group as of August 31, 2000:

                                               Amount and Nature of                  Percent of
Name and Address (1)                           Beneficial Ownership (2)          Shares Outstanding
--------------------                           ---------------------             ------------------
Mardelle Dickhaut                                     6,980 (3)                         1.50%
Ruth C. Emden                                         7,500 (3)                         1.61
Laird L. Lazelle                                     42,690 (4)                         9.00
Robert E. Levitch                                     2,525 (3)                          .54
Michael S. Schwartz                                  19,071 (5)                         4.10
Paul L. Silverglade                                  11,250 (3)                         2.42
Ivan J. Silverman                                    14,071 (6)                         3.02
All directors and executive officers of
    the Company as a group
    (8 people)                                      118,337 (7)                        23.90%

------------------------

(1) Each of the persons listed in this table may be contacted at the address of the Company.

(2) All shares are owned directly with sole voting and investment power unless otherwise indicated by footnote.

(3) Includes 2,314 shares that may be acquired upon the exercise of an option.

(4) Includes 7,273 common shares allocated to Mr. Lazelle's ESOP account, with respect to which Mr. Lazelle has voting power; 11,500 shares that may be acquired upon the exercise of an option; and 11,517 shares owned by Mr. Lazelle's spouse.

(5) Includes 5,000 shares held by Mr. Schwartz as trustee, with respect to which Mr. Schwartz shares voting power, and 2,314 shares that may be acquired upon the exercise of an option.

(6) Includes 6,571 shares owned by Mr. Silverman's spouse, with respect to which Mr. Silverman disclaims beneficial ownership, and 2,314 shares that may be acquired upon the exercise of an option.

(7) Includes, in the aggregate, 32,288 shares that may be acquired upon the exercise of options and 23,838 shares with respect to which voting and investment power is shared.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The Company's Code of Regulations provide for a Board of Directors consisting of seven persons. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors. A nomination by a shareholder must be submitted in writing to the Secretary of the Company and received by the Secretary not later than the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. A nomination by a shareholder for the election of directors at a special meeting of shareholders must be submitted in writing and received by the Secretary of the Company not later than the close of business on the seventh day following the day on which notice of such special meeting was mailed to shareholders. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of the Company owned either beneficially or of record by the nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the reelection at the Annual Meeting of the following persons to terms which will expire in 2002:

                                                                      Director of           Director of
                                                                      the Company           Foundation
Name                            Age (1)     Position(s) Held            Since (2)              Since
----                            -------     ----------------          -----------           -----------
Ruth C. Emden                     73            Director                  1996                 1994
Paul L. Silverglade               75            Director                  1996                 1988
Ivan J. Silverman                 59            Director                  1996                 1992

-----------------------

(1)      As of September 1, 2000.

(2) Each director became a director of the Company in connection with the conversion of Foundation from mutual to stock form (the "Conversion") and the formation of the Company as the holding company for Foundation.

         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                       Director of       Director of
                                                                       the Company       Foundation
Name                          Age (1)   Positions Held                  Since (2)          Since          Term Expires
----                          -------   --------------                 -----------      -----------       ------------
Mardelle Dickhaut               67      Director                           1996             1989              2001
Laird L. Lazelle                61      Director, President and            1996             1994              2001
                                        Chief Executive Officer
Robert E. Levitch               66      Director                           1996             1964              2001
Michael S. Schwartz             56      Director                           1996             1967              2001

-----------------------

(1)      As of September 1, 2000

(2) Each director became a director of the Company in connection with the Conversion.


         MARDELLE DICKHAUT has served as the Secretary of Foundation since 1979 and as a director since 1989. Mrs. Dickhaut was employed at Foundation for 23 years prior to her retirement in 1995.

         LAIRD L. LAZELLE is the President and the Chief Executive Officer of both the Company and Foundation and is the designated Managing Officer of Foundation. Mr. Lazelle served as the President and the Chief Executive Officer of The TriState Bancorp from February 1988 until joining Foundation in January 1994.

         ROBERT E. LEVITCH has served as a director of Foundation since 1964. Mr. Levitch served for 20 years as a Corrections Officer with the Hamilton County Sheriff's Department prior to his retirement earlier this year.

         MICHAEL S. SCHWARTZ has been an attorney at law practicing in Cincinnati, Ohio, since 1971 and has been the President of a title insurance agency since 1996. Mr. Schwartz is legal counsel to Foundation and also provides title services for some loans made by Foundation. Mr. Schwartz has served as a director of Foundation since 1967 and succeeded his father as the Chairman of the Board in 1993. Mr. Schwartz is a former Mayor of the Village of Golf Manor.

         RUTH C. EMDEN has served as a director of Foundation since 1994. Mrs. Emden is the widow of Narvin I. Emden, who served Foundation as the President, the Managing Officer and a director for over 47 years. Mrs. Emden is active in community service.

         PAUL L. SILVERGLADE retired as the Corporate Office Personnel Director for Federated Department Stores in 1981, after serving for 33 years. Mr. Silverglade has been a director of Foundation since 1988 and serves as the Chairman of the Compensation Committee.

         IVAN J. SILVERMAN is an Investment Consultant and Vice President with Gradison McDonald Investments, a Division of McDonald Investments, Inc., a Key Corp Company. Mr. Silverman is a former Mayor of the City of Montgomery. Mr. Silverman has served as a director of Foundation since 1992 and serves as the Chairman of the Audit Committee.

MEETINGS OF DIRECTORS

         The Board of Directors of the Company met nine times for regularly scheduled and special meetings during the fiscal year ended June 30, 2000. Each director attended at least 75% of the aggregate meetings held during his or her service as a director, except Mr. Levitch.

COMMITTEES OF DIRECTORS

         The Board of Directors of the Company has an Audit Committee. The Company has no Compensation Committee and the entire Board of Directors serves as a Nominating Committee.

         The Board of Directors of Foundation has an Audit Committee and a Compensation Committee.

         The Audit Committee of both the Company and Foundation is comprised of Mr. Silverman, who serves as chairman of the Audit Committee, Ms. Dickhaut and Mr. Silverglade. The Audit Committee reviews and monitors the process of auditing the Company and Foundation. The final audit is presented to the full Board of Directors by the auditors. The Audit Committee met once during the fiscal year ended June 30, 2000.

         Mr. Silverglade serves as the Chairman of the Compensation Committee. Mr. Schwartz and Mr. Silverman also serve on the Compensation Committee. The function of the Compensation Committee is to determine compensation for Foundation's employees and to make recommendations to the Board of Directors regarding employee benefits and related matters. The Compensation Committee met once during the fiscal year ended June 30, 2000.


                               EXECUTIVE OFFICERS

         Mr. Lazelle is the President and Chief Executive Officer of the Company. Dianne K. Rabe serves as Secretary and Treasurer of the Company. Mrs. Rabe, a Certified Public Accountant, is Vice President and Chief Operating Officer of Foundation. Mrs. Rabe came to Foundation in 1992 from another thrift institution located in Cincinnati, Ohio.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by Foundation to Laird L. Lazelle, the President and Chief Executive Officer of the Company and Foundation, for the last three fiscal years. No executive officer of the Company earned salary and bonus in excess of $100,000 during fiscal 2000.

                                              Summary Compensation Table
                                              --------------------------

                                 ---------------------------------------------------------------------------------------------
                                   Annual Compensation (1)            Long-Term Compensation
----------------------------------------------------------------------------------------------------
                                                                              Awards
                                                            ----------------------------------------
                                                            Restricted Stock   Securities Underlying
Name and Principal                                                Awards            Options/SARS                   All
Position                   Year   Salary ($)   Bonus ($)           ($)                  (#)               Other Compensation
------------------------------------------------------------------------------------------------------------------------------
Laird L. Lazelle           2000     $85,000     $15,000                -0-                -0-                $22,465 (3)
  President and Chief      1999      85,000      15,000           $56,250 (2)         11,500                  24,620 (3)
  Executive Officer        1998      85,000      15,000                -0-                -0-                 27,770 (3)
------------------------------------------------------------------------------------------------------------------------------

-------------------------

(1) Does not include amounts attributable to other miscellaneous benefits, the cost of which was less than 10% of Mr. Lazelle's cash compensation.

(2) On January 25, 1999, Mr. Lazelle was awarded 4,500 common shares pursuant to the RRP. The award will be earned and non-forfeitable at the rate of one-tenth per year, with the first tenth earned on July 1, 1999, and the remainder earned on July 1 of the next nine years, assuming continued employment with, or service on the Board of Directors of, the Company or Foundation. On January 25, 1999, the market price of the shares awarded to Mr. Lazelle, determined by reference to the National Quotation Bureau, was $12.50 per share, and the aggregate market value of such shares was $56,250. At June 30, 2000, the market price of a Company share was $10.375, as reported by the National Quotation Bureau, and the aggregate market value of the shares awarded to Mr. Lazelle was $46,688. Dividends and other distributions on such shares and earnings thereon will be distributed to Mr. Lazelle according to the vesting schedule.

(3) Consists of the value of the allocation to Mr. Lazelle's account pursuant to the ESOP.


DIRECTOR COMPENSATION

         Each Foundation director who is not an employee of the Company or Foundation currently receives directors' fees of $7,500 per year. Directors who are employees of the Company or Foundation receive no directors' fees. No fees are paid for committee meetings or to directors of the Company.

EMPLOYMENT AGREEMENT

         Foundation has entered into an employment agreement with Mr. Lazelle (the "Employment Agreement"), effective September 25, 1996. The Employment Agreement provides for a term of three years and salary and performance review by the Board of Directors not less often than annually.

The Employment Agreement was last reviewed by the Board of Directors at a meeting held on December 14, 1999, and the term of the Employment Agreement was extended to expire January 1, 2003. There was no other change made to the Employment Agreement.

         The Employment Agreement provides for inclusion of Mr. Lazelle in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The Employment Agreement also provides for vacation and sick leave in accordance with Foundation's prevailing policies.

         The Employment Agreement is terminable by Foundation at any time. In the event of termination by Foundation for "just cause," as defined in the Employment Agreement, Mr. Lazelle will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Foundation other than (i) for just cause, (ii) at the end of the term of the Employment Agreement or (iii) in connection with a "change of control," as defined in the Employment Agreement, the Employment Agreement entitles Mr. Lazelle to a continuation of salary payments for the remainder of the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date Mr. Lazelle becomes employed full-time by another employer.

         Under certain conditions set forth in the Employment Agreement, if Mr. Lazelle's employment is terminated within six months prior to or one year following a "change of control," he will be entitled to payment of an amount equal to three times his then current annual salary. In addition, Mr. Lazelle would be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which Mr. Lazelle may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of Internal Revenue Code of 1986, as amended.

STOCK OPTION PLAN

         At the 1997 Annual Meeting of Shareholders of the Company, the shareholders approved the Foundation Bancorp, Inc. 1997 Stock Option and Incentive Plan (the "Stock Option Plan"). Under the Stock Option Plan, 46,288 common shares have been reserved for issuance by the Company upon the exercise of options to be granted to certain directors, officers and employees of Foundation and the Company from time to time under the Stock Option Plan.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Lazelle at June 30, 2000:

                              Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
                      ---------------------------------------------------------------------------------------------
                                                    Number of Securities Underlying        Value of Unexercised
                        Shares                        Unexercised Options/SARs at      In-the-Money Options/SARs at
                      Acquired on      Value                   6/30/00 (#)                    6/30/00 ($)(1)
Name                  Exercise (#)    Realized         Exercisable/Unexercisable         Exercisable/Unexercisable
----                  ------------    --------      ------------------------------     ---------------------------
Laird L. Lazelle          -0-           N/A                     11,500/0                            N/A

------------------------

(1) On June 30, 2000, the fair market value of the unexercised options did not exceed the $12.50 exercise price of the options.


RECOGNITION AND RETENTION PLAN

         At the 1997 Annual Meeting of Shareholders, the shareholders approved the Foundation Savings Bank Recognition and Retention Plan and Trust Agreement (the "RRP"). The RRP provides for awards of up to 18,515 common shares to be made to directors, officers and employees of Foundation. During the 1999 fiscal year, awards were made covering all of the 18,515 shares. The awards have a ten year vesting schedule, which commenced July 1, 1999.

CERTAIN TRANSACTIONS WITH FOUNDATION

         From time to time, Foundation extends loans to certain of its and the Company's directors and executive officers, their affiliates and members of their families. All such loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons. As of June 30, 2000, there were no loans outstanding to the Company's or Foundation's directors, officers or employees.


              PROPOSAL TWO - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Clark, Schaefer as the auditors of the Company for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Clark, Schaefer will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         In order for a shareholder proposal to be eligible to be included in the proxy statement and form of proxy for the 2001 Annual Meeting of Shareholders, the proposal must be received by the Company no later than May 18, 2001. If a shareholder intends to present a proposal at the 2001 Annual Meeting of Shareholders but the Company does not receive notice of the proposal until after May 18, 2001, the Company is not required to include the proposal in the proxy statement or form of proxy. If the shareholder gives notice of such a proposal to the Company before August 1, 2001, however, and the Company does not address the proposal in the proxy statement, the Company's management proxies for the 2001 Annual Meeting will not confer discretionary authority to vote upon the proposal. If the Company does not have notice of such a proposal before August 1, 2001, the Company's management proxies will confer discretionary authority to vote upon the proposal without addressing the proposal in the proxy statement.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                        By Order of the Board of Directors




Cincinnati, Ohio                        Laird L. Lazelle, President
September 7, 2000

                                 REVOCABLE PROXY

                            FOUNDATION BANCORP, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF FOUNDATION BANCORP, INC.

         The undersigned shareholder of Foundation Bancorp, Inc. (the "Company") hereby constitutes and appoints Mardelle Dickhaut and Michael Schwartz, or either one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 2000 Annual Meeting of Shareholders of the Company to be held at The Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio 45202, on October 24, 2000, at 1:00 p.m., local time (the "Annual Meeting"), all of the shares of the Company which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of three directors:

         [   ] FOR all nominees listed             [   ] WITHHOLD authority to
               below (except as marked to                vote for all nominees
               the contrary below)                       listed below

                                  Ruth C. Emden
                               Paul L. Silverglade
                                Ivan J. Silverman

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-------------------------------------------------------------------------------

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

2. The approval of the selection of Clark, Schaefer, Hackett & Co. as the auditors of the Company for the current fiscal year.

             FOR   [   ]            AGAINST   [   ]           ABSTAIN   [   ]



         This Revocable Proxy will be voted as directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSAL 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of the Company and of the accompanying Proxy Statement is hereby acknowledged.

         NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.


--------------------------------            ----------------------------------
Signature                                   Signature


--------------------------------            ----------------------------------
Print or Type Name                          Print or Type Name


Dated:                                      Dated:
      --------------------------                  ----------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.


IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.